Supplement to the
Fidelity® Trend Fund
March 1, 2023
Prospectus

A meeting of shareholders of the fund held on April 19, 2023, was adjourned to a later date to provide additional time for shareholders to vote. Shareholders of record on February 21, 2023, are entitled to vote at the adjourned meeting.
The Board of Trustees has approved, subject to shareholder approval, a proposal to reclassify Fidelity® Trend Fund as non-diversified. A meeting of the shareholders of the fund is expected to be held early in the second quarter of 2023 to vote on this proposal. If approved, the changes will take effect on May 1, 2023, or the first day of the month following shareholder approval.
Shareholders should read the proxy statement, which contains important information about the proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-8544. The proxy statement will also be available on the Securities and Exchange Commission's website (www.sec.gov).
TRE-PSTK-0523-123 1.717691.123	May 1, 2023